Exhibit 99.1

Euramax Holdings, Inc.
Reclassified Operating Segment Data
Unaudited
(In thousands)

The reclassified operating segment data included herein reflect a change in the Company's operating structure. As previously disclosed in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed with the SEC on March 26, 2015, the Company, beginning in 2014, has included net sales and the related cost of goods sold for certain commercial panels sold to customers in residential markets to its U.S. Commercial Products Segment results. Previously, these products were included in the U.S. Residential Products Segment. The Company's 2013 and 2012 results have been adjusted to reflect this change in reportable segments. This change in operating structure did not impact the other operating segments of the business. This information is provided solely for the convenience of the Company’s stakeholders, and should be read in conjunction with the 2014 Form 10-K. The changes in the segment structure discussed above affect only the manner in which the results for the operating segments were previously reported. These reclassifications have no impact on the Company’s previously reported consolidated statements of income, balance sheets, statements of cash flows and statements of shareholders’ equity. The information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, should be read in conjunction with the Company’s 2014 Form 10-K.

Net sales - third party

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	FY 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	FY 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	FY 2014
U.S. Residential Products	$56,692	$70,677	$70,795	$60,773	$258,937	$48,225	$80,612	$80,449	$57,197	$266,483	$45,943	$80,172	$86,097	$67,742	$279,954
U.S. Commercial Products	68,109	84,651	86,008	75,698	314,466	58,463	79,885	87,786	75,842	301,976	57,456	83,604	93,662	82,548	317,270
European Roll Coated Aluminum	54,148	49,324	48,540	44,075	196,087	48,221	51,357	45,660	48,266	193,504	49,928	51,620	44,710	46,236	192,494
European Engineered Products	19,734	19,140	13,830	14,946	67,650	17,636	18,007	13,940	15,126	64,709	16,577	17,594	15,473	15,383	65,027
Consolidated	$198,683	$223,792	$219,173	$195,492	$837,140	$172,545	$229,861	$227,835	$196,431	$826,672	$169,904	$232,990	$239,942	$211,909	$854,745

Net sales - intersegment

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	FY 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	FY 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	FY 2014
U.S. Residential Products	$272	$311	$191	$177	$951	$135	$199	$188	$204	$726	$179	$217	$218	$231	$845
U.S. Commercial Products	90	39	33	357	519	144	154	58	79	435	28	32	40	26	126
European Roll Coated Aluminum	158	107	176	78	519	62	43	87	25	217	209	87	176	114	586
European Engineered Products	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Eliminations	(520)	(457)	(400)	(612)	(1,989)	(341)	(396)	(333)	(308)	(1,378)	(416)	(336)	(434)	(371)	(1,557)
Consolidated	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Exhibit 99.1

Net sales - total

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	FY 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	FY 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	FY 2014
U.S. Residential Products	$56,964	$70,988	$70,986	$60,950	$259,888	$48,360	$80,811	$80,637	$57,401	$267,209	$46,122	$80,389	$86,315	$67,973	$280,799
U.S. Commercial Products	68,199	84,690	86,041	76,055	314,985	58,607	80,039	87,844	75,921	302,411	57,484	83,636	93,702	82,574	317,396
European Roll Coated Aluminum	54,306	49,431	48,716	44,153	196,606	48,283	51,400	45,747	48,291	193,721	50,137	51,707	44,886	46,350	193,080
European Engineered Products	19,734	19,140	13,830	14,946	67,650	17,636	18,007	13,940	15,126	64,709	16,577	17,594	15,473	15,383	65,027
Eliminations	(520)	(457)	(400)	(612)	(1,989)	(341)	(396)	(333)	(308)	(1,378)	(416)	(336)	(434)	(371)	(1,557)
Consolidated	$198,683	$223,792	$219,173	$195,492	$837,140	$172,545	$229,861	$227,835	$196,431	$826,672	$169,904	$232,990	$239,942	$211,909	$854,745

Income (loss) from operations

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	FY 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	FY 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	FY 2014
U.S. Residential Products	$2,940	$6,481	$6,415	$3,483	$19,319	$(718)	$9,124	$8,843	$(486)	$16,763	$(1,634)	$8,902	$8,962	$4,426	$20,656
U.S. Commercial Products	(2,486)	2,514	2,767	(1,024)	1,771	(3,923)	1,012	2,689	(3,020)	(3,242)	(4,680)	2,474	2,911	(2,051)	(1,346)
European Roll Coated Aluminum	2,593	3,291	2,095	1,229	9,208	2,487	3,153	1,782	3,582	11,004	3,929	3,389	1,979	3,258	12,555
European Engineered Products	(380)	(463)	(1,461)	(4,282)	(6,586)	(2,628)	(904)	(1,612)	(1,705)	(6,849)	(346)	(598)	325	(149)	(768)
Other Non-Allocated	(2,953)	(3,758)	(3,206)	(2,440)	(12,357)	(2,650)	(2,501)	(3,015)	(2,492)	(10,658)	(2,279)	(4,036)	(3,001)	(3,191)	(12,507)
Consolidated	$(286)	$8,065	$6,610	$(3,034)	$11,355	$(7,432)	$9,884	$8,687	$(4,121)	$7,018	$(5,010)	$10,131	$11,176	$2,293	$18,590